SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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SteelCloud, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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STEELCLOUD, INC.
14040 Park Center Road
Herndon, Virginia 20171
Dear Shareholder:
You are cordially invited to attend the annual meeting of the shareholders of SteelCloud, Inc., a Virginia corporation (the “Company”) to be held at 10:00 a.m. on May 8, 2007 (the “Annual Meeting”), at its principal executive offices located at 14040 Park Center Road, Herndon, Virginia. A Notice of Annual Meeting of Shareholders, Proxy Statement and proxy card are enclosed for your review. All holders of shares of common stock of the Company as of the close of business on March 16, 2007 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting.
The business of the Annual Meeting is to: (i) elect six (6) persons to serve as directors of the Company for a term of one year; (ii) approve the adoption of the Company’s 2007 Stock Option Plan; (iii) approve the amendment to the Company’s Employee Stock Purchase Plan and increase the total number of common stock shares reserved for issuance under the Plan from 300,000 to 600,000; (iv) approve the appointment of Grant Thornton LLP as the independent registered accounting firm of the Company for the fiscal year ending October 31, 2007, and (v) consider and transact such other business as may properly and lawfully come before the Annual Meeting.
While shareholders may exercise their right to vote their shares in person, we recognize that many shareholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible. If you desire to vote in accordance with management’s recommendations, you need not mark your votes on the proxy but need only sign, date and return the proxy in the enclosed postage-paid envelope in order to record your vote.
If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy in your name.
Sincerely,
/s/ Clifton W. Sink
February 28, 2007	President and Chief Executive Officer

STEELCLOUD, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2007
TO THE SHAREHOLDERS OF STEELCLOUD, INC.:
NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the “Annual Meeting”) of SteelCloud, Inc. (the “Company”), will be held at 10:00 a.m. on May 8, 2007, at the principal executive offices of the Company located at 14040 Park Center Road, Herndon, Virginia 20171, for the following purposes:
1.	To elect six (6) directors to serve for the following year and until their successors are duly elected and qualified;
2.	To approve the adoption of the Company’s 2007 Stock Option Plan;
3.	To approve the amendment to the Company’s Employee Stock Purchase Plan and increase the total number of common stock shares reserved for issuance under the Plan from 300,000 to 600,000;
4.	To approve the appointment of Grant Thornton LLP as the independent registered accounting firm of the Company for the fiscal year ending October 31, 2007;
5.	To consider and transact such other business as may properly and lawfully come before the Annual Meeting or any adjournment thereof.
All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.
The Board of Directors has fixed the close of business on March 16, 2007, as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on the record date are entitled to vote at the meeting. A list of such shareholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the office of the Secretary of the Company at the above address.
If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy in your name.
You can ensure that your shares are voted at the meeting by signing and dating the enclosed proxy and returning it in the envelope provided. Sending in a signed proxy will not affect your right to attend the meeting and to vote in person. You may revoke your proxy at any time before it is voted by notifying Continental Stock Transfer & Trust Company in writing before the meeting, or by executing a subsequent proxy, which revokes your previously executed proxy. The address for the Continental Stock Transfer & Trust Company is 17 Battery Place, New York, New York 10004.
WHETHER OR NOT YOU EXPECT TO ATTEND, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
February 28, 2007 Herndon, Virginia	By Order of the Board of Directors /s/ Clifton W. Sink President and Chief Executive Officer

STEELCLOUD, INC.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 8, 2007

Annual Meeting of Shareholders
May 8, 2007

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of SteelCloud, Inc. (the “Company”) for the annual meeting of shareholders (the “Annual Meeting”) to be held at 10:00 a.m. on May 8, 2007 at the Company’s headquarters, located at 14040 Park Center Road, Herndon, Virginia 20171, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. These proxy solicitation materials were mailed on or about March 16, 2007 to all shareholders entitled to vote at the meeting.
GENERAL INFORMATION
Record Date; Outstanding Shares
Only shareholders of record at the close of business on March 16, 2007 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. The outstanding voting securities of the Company as of February 28, 2007 consisted of 14,262,176 shares of common stock, $0.001 par value. For information regarding stock ownership by management and holders of more than 5% of the outstanding common stock, see “Securities Ownership of Certain Beneficial Owners and Management.”
Voting of Proxies and Revocability
All shares presented by properly executed proxies will be voted in accordance with the specifications on the proxy. IF NO SUCH SPECIFICATIONS ARE MADE ON AN EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED UNDER THE CAPTION “ELECTION OF DIRECTORS”, FOR THE ADOPTION OF THE COMPANY’S 2007 STOCK OPTION PLAN, AMENDMENT TO THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE TOTAL NUMBER OF COMMON STOCK SHARES RESERVED FOR ISSUANCE UNDER THE PLAN FROM 300,000 TO 600,000 AND FOR THE APPOINTMENT OF GRANT THORNTON LLP AS THE THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007. A stockholder who has given a proxy pursuant to this proxy solicitation may revoke it at any time before it is exercised by giving written notice thereof prior to the meeting to the Company’s transfer agent, Continental Stock Transfer & Trust Company, or by signing and returning a later dated proxy, or by voting in person at the meeting. Sending in a signed proxy will not affect a stockholder’s right to attend the meeting and vote in person. However, mere attendance at the meeting will not, in and of itself, have the effect of revoking the proxy.
The Company has not received any shareholder proposals for inclusion in this proxy statement. If any other matter or matters are properly presented for action at the meeting, the persons named in the enclosed proxy card and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, unless such authorization is withheld.
If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy in your name.
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Required Vote
The holder of each outstanding share of common stock as of the record date is entitled to one vote on each matter to be voted on at the Annual Meeting. With respect to the election of directors, the holder of each outstanding share of common stock as of the record date is entitled to one vote for as many persons as there are directors to be elected, however shareholders do not have a right to cumulate their votes for directors. The candidates for election as directors will be elected by the affirmative vote of a plurality of the shares of common stock present in person or by proxy and actually voting at the meeting. The affirmative vote of a majority of shares of common stock of the Company voted at the meeting in person or by proxy is required for (i) the adoption of the Company’s 2007 Stock Option Plan; (ii) the amendment to the Company’s Employee Stock Purchase Plan to increase the total number of common stock shares reserved for issuance under the Plan from 300,000 to 600,000; and (iii) the approval of Grant Thornton to act as the the independent registered accounting firm for the fiscal year ending October 31, 2007 and for any other matter that may properly come before the meeting.
THE MATTERS TO BE CONSIDERED AT THE MEETING ARE OF GREAT IMPORTANCE AND THE SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Solicitation of Proxies
The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telecopy, or electronic mail. We have hired Continental Stock Transfer & Trust Company to assist in the solicitation process. The Company estimates the cost of solicitation to be $2,000.00.
Quorum; Abstentions; Broker Non-Votes
Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether or not a quorum is present. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares of common stock will constitute a quorum. Shares represented by a proxy or in person at the meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote “for” or “against” such matter. “Broker non-votes” (i.e. where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.
Deadline for Receipt of Stockholder Proposals
Proposals of shareholders of the Company, which are intended to be presented, by such shareholders at the Company’s 2007 annual meeting must be received by the Company no later than February 15, 2008 in order to be included in the proxy statement and form of proxy relating to that meeting. Any such proposal should be addressed to the Company’s Chief Financial Officer and delivered to the Company’s principal executive offices at 14040 Park Center Road, Herndon, Virginia 20171.
Annual Report
The Company’s Annual Report to Shareholders, which includes its Annual Report on Form 10-K for the fiscal year ended October 31, 2006, is enclosed with this Proxy Statement. The Annual Report contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and should not be considered to be part of the proxy soliciting materials.
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ELECTION OF DIRECTORS
(Proposal 1)
General
At the 2005 Annual Meeting, stockholders approved an amendment to Article Five of the SteelCloud, Inc.’s Certificate of Incorporation that declassified the Company’s Board of Directors and eliminated the staggered terms of its Directors. In addition, the Board of Directors adopted a resolution that encourages all directors whose terms continue past the 2006 Annual Meeting to resign upon the commencement of the 2006 Annual Meeting, so that all directors would stand for election in 2007, and serve for one-year terms. Specifically, at the 2006 Annual Meeting, Messrs. Bruno, Burkhalter, Kaplowitz, Krieger, Sink and Kaveeshwar will resign and stand for re-election. Accordingly, the shareholders of the Company shall elect the entire slate of directors consisting of six (6) nominees. The newly elected members of the Board of Directors shall be elected at the 2006 annual meeting of the shareholders, and each Director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified.
Directors for Election
Clifton W. Sink joined SteelCloud in April 2006 as Vice President of Sales. In June 2006, Mr. Sink was named SteelCloud President & CEO. In July 2006, he was appointed to the SteelCloud Board of Directors. Prior to joining the Company, Mr. Sink was Chief Executive Officer of EastBanc Technologies, a Washington DC software development company. Previously he held significant senior-level positions with Unisys Corporation, Lanier Worldwide, Inc., IKON Office Solutions and Tower Software. Mr. Sink holds a Bachelors degree from the University of Virginia and a Masters from Southern Illinois University. In 2005, Mr. Sink was designated Program Committee Chair for the Washington D.C. Technology Council Board of Directors. He has also served as Chairman of the Board and is a Fellow of the Association for Information and Imaging Management (AIIM).
James Bruno has been a Class II Director of the Company from September 2000 to May 2007. Mr. Bruno was elected to serve as a member of each of the executive committee and the audit committee of the Company’s Board of Directors in January 2004. Mr. Bruno was formerly President of Syntrex Corporation, prior to which he served as President of the Computer Division of Perkin Elmer Corporation. He had formerly served in various management positions with Electronic Associates, Inc. Mr. Bruno has extensive experience in the computer industry, as well as corporate acquisitions. He has served as a consultant to SteelCloud, Inc. in 1997 and 1998.
Vice Admiral E. A. Burkhalter, Jr., USN (Ret.) has been a Class II Director of the Company from January 1997 to May 2007. In July 2006, Mr. Burkhalter was appointed Chairman of the Board of Directors. Mr. Burkhalter was elected to serve as a member of each of the audit committee and the compensation committee of the Company’s Board of Directors in January 2004. Mr. Burkhalter is currently the President of Burkhalter Associates, Inc.; a consulting firm providing services in the areas of international and domestic strategy, management policy and technology applications, for both government and industry. Mr. Burkhalter spent 40 years as a member of the United Stated Navy, during which time he held several positions, including Director of Strategic Operations for the Chairman of the Joint Chiefs of Staff. He is currently a member to the Defense Intelligence Agency Leadership Council. He is also a trustee of the US Naval Academy Foundation, and a trustee of the Benedictine Foundation.
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Jay M. Kaplowitz has been a Class I Director from September 2000 to May 2007. Mr. Kaplowitz was elected to serve as a member of the compensation committee of the Company’s Board of Directors in January 2004. Mr. Kaplowitz is a founding partner of the law firm Gersten Savage LLP, the Company’s Securities Counsel in the United States. Mr. Kaplowitz has more than thirty years experience in corporate, banking and securities law. He has negotiated and structured numerous financial and business transactions and has extensive expertise in public and private equity and debt offerings. Mr. Kaplowitz is a managing member of Formula Capital, LLC, a private equity fund, and is on the board of several private companies. He received a JD from Boston University, and a BA from Brooklyn College, City University of New York.
Benjamin Krieger has been a Class III Director of the Company from September 1999 to May 2007. Mr. Krieger was elected to serve as a member of each of the executive committee and the audit committee of the Company’s Board of Directors in January 2004. Mr. Krieger is currently a partner with WhiteKnight Solutions, LLC, a business consulting firm that specializes in acquisitions, divestitures and strategic alliances. Mr. Krieger was formerly a partner with Corporate Development International, an international company search firm, where he specialized in the pulp and paper, packaging, graphic arts and distribution industries. Prior to CDI, he was President, CEO and a Director of Ris Paper Company. Mr. Krieger began his career with the Mead Corporation where he was promoted through the Company during his 25-year tenure
Ashok Kaveeshwar was elected to the Company’s Board of Directors in February 2007. Dr. Kaveeshwar has thirty-five years of technical, management and executive experience with high technology firms serving both the public and private sectors. He has also served in the Federal Government as the first administrator of the Research & Innovative Technology Administration (RITA) at the United States Department of Transportation, a Presidential appointment requiring Senate confirmation. Prior to that, he was President of Orange Technologies, Inc, a company providing government and commercial customers with project life cycle management software and solutions. Previously, Dr. Kaveeshwar held various senior executive positions with Raytheon Corporation, Hughes Electronics Corporation, ST Systems Corporation (STX) and Systems & Applied Sciences Corporation. Dr. Kaveeshwar has a Ph.D. in Physics from the University at Buffalo (SUNY), Buffalo, NY.
In fiscal year 2006, the Board of Directors met 6 times. All directors attended at least 75% of the meetings.
Shareholder Vote Required
The affirmative vote of a plurality of shares of common stock present in person or by proxy at the Annual Meeting will be required to approve the appointment of each director.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES.
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Directors and Executive Officers
Set forth below is certain information regarding the directors, including the nominees, and executive officers of the Company:

Name	Age	Position

Clifton W. Sink	49	President and Chief Executive Officer and Director

Robert Richmond	59	Chief Operating Officer

Kevin M. Murphy	35	Chief Financial Officer, Vice President of Administration and Secretary

James Bruno	70	Director

VADM E. A. Burkhalter, Jr. USN	78	Director

Jay Kaplowitz	60	Director

Benjamin Krieger	67	Director

Ashok Kaveeshwar	65	Director

All Directors are elected to a one year term. Each Director holds office until a successor is elected and qualified unless the Director dies, resigns, or is removed from office. Executive officers hold office until their successors are chosen and qualified, subject to earlier removal by the Board of Directors. There are currently six Directors on the Company’s Board of Directors. Set forth below is a biographical description of each Director and Officer of the Company:
Clifton W. Sink joined SteelCloud in April 2006 as Vice President of Sales. In June 2006, Mr. Sink was named SteelCloud President & CEO. In July 2006, he was appointed to the SteelCloud Board of Directors. Prior to joining the Company, Mr. Sink was Chief Executive Officer of EastBanc Technologies, a Washington DC software development company. Previously he held significant senior-level positions with Unisys Corporation, Lanier Worldwide, Inc., IKON Office Solutions and Tower Software. Mr. Sink holds a Bachelors degree from the University of Virginia and a Masters from Southern Illinois University. In 2005, Mr. Sink was designated Program Committee Chair for the Washington DC Technology Council Board of Directors. He has also served as Chairman of the Board and is a Fellow of the Association for Information and Imaging Management (AIIM).
Kevin M. Murphy has been Chief Financial Officer and Vice President of Administration since January 2004.. In December 2006, he was appointed as the Secretary of the Company. Prior to his current position, he was Vice President of Finance and Administration and Assistant Secretary of the Company since May 2000. Prior thereto, he served as Chief Accounting Officer and Controller of the Company. Prior to joining the Company, Mr. Murphy was employed by Ernst & Young, LLP where he served as a manager in the audit practice. Mr. Murphy holds a Bachelor of Business Administration degree from James Madison University. He is also a Certified Public Accountant.
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Robert Richmond joined SteelCloud in September 2006 as Chief Operating Officer. Most recently he was Director, High Performance Computing Business Group for General Dynamics Advanced Information Systems. Previously, he was Vice President of Engineering for Innovative Concepts, Inc. and before that Chief Technology Officer, Senior Vice President and General Manager of the Advanced Broadband Technologies Division of NEC eLUMINANT Corporation. Mr. Richmond also spent over 17 years in management and executive positions at Hughes Network Systems. Professional credits include 12 patents and 11 major publications and he has high-level security clearances. Mr. Richmond holds a BSEE from the University of Maryland and has done graduate work at George Washington University and Hood College.
James Bruno has been a Class II Director of the Company from September 2000 to May 2007. Mr. Bruno was elected to serve as a member of each of the executive committee and the audit committee of the Company’s Board of Directors in January 2004. Mr. Bruno was formerly President of Syntrex Corporation, prior to which he served as President of the Computer Division of Perkin Elmer Corporation. He had formerly served in various management positions with Electronic Associates, Inc. Mr. Bruno has extensive experience in the computer industry, as well as corporate acquisitions. He has served as a consultant to SteelCloud, Inc. in 1998 and 1997.
Vice Admiral E. A. Burkhalter, Jr., USN (Ret.) has been a Class II Director of the Company from January 1997 to May 2007. Mr. Burkhalter was elected to serve as a member of each of the audit committee and the compensation committee of the Company’s Board of Directors in January 2004. Mr. Burkhalter is currently the President of Burkhalter Associates, Inc.; a consulting firm providing services in the areas of international and domestic strategy, management policy and technology applications, for both government and industry. Mr. Burkhalter spent 40 years as a member of the United Stated Navy, during which time he held several positions, including Director of Strategic Operations for the Chairman of the Joint Chiefs of Staff. He is currently a member to the Defense Intelligence Agency Leadership Council. He is also a trustee of the US Naval Academy Foundation, and a trustee of the Benedictine Foundation.
Jay M. Kaplowitz has been a Class I Director from September 2000 to May 2007. Mr. Kaplowitz was elected to serve as a member of the compensation committee of the Company’s Board of Directors in January 2004. Mr. Kaplowitz is a founding partner of the law firm Gersten Savage LLP, the Company’s Securities Counsel in the United States. Mr. Kaplowitz has more than thirty years experience in corporate, banking and securities law. He has negotiated and structured numerous financial and business transactions and has extensive expertise in public and private equity and debt offerings. Mr. Kaplowitz is a managing member of Formula Capital, LLC, a private equity fund, and is on the board of several private companies. He received a JD from Boston University, and a BA from Brooklyn College, City University of New York.
Benjamin Krieger has been a Class III Director of the Company since September 1999. Mr. Krieger was elected to serve as a member of each of the executive committee and the audit committee of the Company’s Board of Directors in January 2004. Mr. Krieger is currently a partner with WhiteKnight Solutions, LLC, a business consulting firm that specializes in acquisitions, divestitures and strategic alliances. Mr. Krieger was formerly a partner with Corporate Development International, an international company search firm, where he specialized in the pulp and paper, packaging, graphic arts and distribution industries. Prior to CDI, he was President, CEO and a Director of Ris Paper Company. Mr. Krieger began his career with the Mead Corporation where he was promoted through the Company during his 25-year tenure
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Ashok Kaveeshwar was elected to the Company’s Board of Directors in February 2007. Dr. Kaveeshwar has thirty-five years of technical, management and executive experience with high technology firms serving both the public and private sectors. He has also served in the Federal Government as the first administrator of the Research & Innovative Technology Administration (RITA) at the United States Department of Transportation, a Presidential appointment requiring Senate confirmation. Prior to that, he was President of Orange Technologies, Inc, a company providing government and commercial customers with project life cycle management software and solutions. Previously, Dr. Kaveeshwar held various senior executive positions with Raytheon Corporation, Hughes Electronics Corporation, ST Systems Corporation (STX) and Systems & Applied Sciences Corporation. Dr. Kaveeshwar has a Ph.D. in Physics from the University at Buffalo (SUNY), Buffalo, NY.
The Board has determined that Messrs. Bruno, VADM Burkhalter, Kaplowitz, Krieger and Kaveeshwar, are independent directors as defined in Nasdaq Marketplace Rule 4200.
Committees of the Board
During the fiscal year ended October 31, 2006, the Board of Directors held a total of six (6) meetings. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during the fiscal year ended October 31, 2006.
The Audit Committee appoints and provides for the compensation of the Company’s independent auditors; oversees and evaluates the work and performance of the independent auditors; reviews the scope of the audit; considers comments made by the independent auditors with respect to accounting procedures and internal controls and the consideration given thereto by the Company’s management; approves all professional services to be provided to the Company by its independent auditors; reviews internal accounting procedures and controls with the Company’s financial and accounting staff; oversees a procedure that provides for the receipt, retention and treatment of complaints received by the Company and of confidential and anonymous submissions by employees regarding questionable accounting or auditing matters; and performs related duties as set forth in applicable securities laws, Nasdaq corporate governance guidelines, and the Audit Committee charter. The Board functions pursuant to the Audit Committee charter adopted by the Board in fiscal 2001. The Audit Committee met four (4) times during the fiscal year ended October 31, 2006. The Board has determined that all current members of the Audit Committee are independent directors under the rules of the Nasdaq Stock Market and each of them is able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee has past employment experience as a chief executive officer or other senior officer with financial oversight responsibilities, which results in the individual’s financial sophistication as set forth in the rules of the Nasdaq Stock Market. In January 2005, the Board elected James Bruno and VADM Burkhalter to serve on the Audit Committee during fiscal 2005.
The Compensation Committee has such powers as may be assigned to it by the Board of Directors from time to time and is currently charged with, among other things, determining compensation packages for the Chief Executive Officer, the President and the Chief Financial Officer of the Company, establishing salaries, bonuses and other compensation for the Company's executive officers and with administering the Company's 1997 and 2002 Incentive Stock Option Plans (the "Stock Option Plans"), the Company's 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan"), and recommending to the Board of Directors changes to such plans. If approved at the 2006 Annual Meeting, the Compensation Committee will also administer the Company’s 2007 Stock Option Plan and the 1998 Purchase Plan, as amended. The Compensation Committee met two (2) times during fiscal 2006. In January 2005, the Board elected VADM Burkhalter, Jay Kaplowitz and Ben Krieger to serve on the Compensation Committee for fiscal 2005. The Board has determined that all current members of the Compensation Committee are independent directors under the rules of the Nasdaq Stock Market.
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The Board of Directors has an Executive Committee (the "Executive Committee"), the members of which are James Bruno and Benjamin Krieger. Kevin Murphy was appointed as an advisor to the Executive Committee in January 2004 by the Board of Directors. The Executive Committee has such powers as may be assigned to it by the Board of Directors from time to time and is currently charged with, among other things, recommending to the Board of Directors the criteria for candidates to the Board of Directors, the size of the Board of Directors, the number of committees of the Board of Directors and their sizes and functions, and the nomination and selection of Board of Directors' candidates and committee members and rotation of committee members. In addition, the Executive Committee is responsible for establishing and implementing an annual evaluation process for the chief executive officer and the Board of Directors and periodically assessing the overall composition of the Board of Directors to ensure an effective membership mix and, when appropriate, recommending to the Board of Directors a chief executive officer succession plan and succession process. The Executive Committee met four (4) times during fiscal 2006. The Board established a Nominating Committee in fiscal 2005 which consists of all independent Directors.
Code of Ethics
The Board adopted on September 9, 2004 a Code of Ethics that applies to the Chief Executive Officer, Principal Executive Officers, Senior Financial Officers and Board of Directors. A copy of the Code of Ethics can be found on the Company’s web site at www.steelcloud.com. The Code of Ethics sets forth the Company’s policies and expectations on a number of topics, including: Integrity of Records and Financial Reporting; Compliance with Laws, Rules and Regulations; Conflict of Interest; Corporate Opportunities; Fair Dealing; Confidentiality; Reporting any Illegal of Unethical Behavior; and Waivers.
The Audit Committee of the Board of Directors of the Company reviews the Code of Ethics on an as needed basis, and proposes changes or amendments to the Code of Ethics as appropriate. Changes or amendments proposed by the Audit Committee are submitted to the Board of Directors for review.
Compensation of Directors
In September 2000, the Company granted each of its outside Directors a stock option to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.22 per share. The Company believes the exercise price of $1.22 per share was the fair market value at the time of the grants. In August 2001, the Company granted each of its outside Directors a stock option to purchase 50,000 shares of the Company’s common stock at an exercise price of $0.66 per share. The Company believes the exercise price of $0.66 per share was the fair market value at the time of the grants. In January 2003, the Company granted each of its outside Directors a stock option to purchase 25,000 shares of the Company’s common stock at an exercise price of $1.05 per share. The Company believes the exercise price of $1.05 per share was the fair market value at the time of grants. In June 2004, the Company granted each of its outside Directors a stock option to purchase 10,000 shares of the Company’s common stock at an exercise price of $2.31 per share. The Company believes the exercise price of $2.31 per share was the fair market value at the time of the grants. In June 2005, the Company granted each of its outside Directors a stock option to purchase 10,000 shares of the Company’s common stock at an exercise price of $2.40 per share. The Company believes the exercise price of $2.40 per share was the fair market value at the time of the grants. All of the options granted to the outside directors were pursuant to the Company’s 1997 and 2002 Stock Option Plans described below.
On February 24, 2005, the Board of Directors of SteelCloud decided to (i) increase the compensation of Directors for attending Board of Director meetings to $1,000 per meeting attended and (ii) increase the Audit Committee member compensation for attending Audit Committee meetings to $500 per meeting attended; Audit Committee members shall be entitled to receive a total of $1,500 in their capacity as both a Director and Audit Committee member. Prior to this date, SteelCloud did not pay cash compensation to any Director for acting in such capacity, except for nominal sums for attending Board of Directors meetings and reimbursement for reasonable expenses in attending those meetings.
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Executive Compensation
The following table sets forth certain information regarding compensation paid by the Company during each of the last three fiscal years to the Company’s Chief Executive Officer and to each of the Company’s executive officers who were paid in excess of $100,000 (“Named Officers”).
Summary Compensation Table

Name and Principal Position		Annual Compensation		Long-Term Compensation Awards

	Year	Salary($)	Bonus($)	Number of Options Granted

Clifton W. Sink (1)	2006	$80,385(2)	$20,833	-0-
President and Chief Executive Officer

Kevin M. Murphy	2006	$170,000	-0-	-0-
Chief Financial Officer, Vice President of	2005	$170,000	-0-	75,000
Administration and Assistant Secretary	2004	$170,000	$20,000	100,000

Robert Richmond (3)	2006	$17,950(4)	-0-	-0-
Chief Operating Officer

Thomas P. Dunne(5)	2006	$183,077(6)	-0-	-0-
Former Chairman and Chief Executive Officer	2005	$300,000	-0-	-0-
	2004	$250,000	-0-	300,000

Brian H. Hajost(7)	2006	$121,282(8)	-0-	-0-
Former President	2005	$200,000	-0-	100,000
	2004	$200,000	-0-	100,000

(1)	Mr. Sink joined the Company in April 2006 as Vice President of Sales. In June 2006, Mr. Sink was named the Company’s President and Chief Executive Officer and in July 2006, he was appointed to the Company’s Board of Directors.
(2)	This represents Mr. Sink’s pro-rated salary of $200,000 for fiscal year 2006 per his employment agreement. Compensation attributable to his tenure as Vice President of Sales has been excluded.
(3)	Mr. Richmond joined the Company on September 18, 2006 as the Company’s Chief Operating Officer. Pursuant to his employment agreement, Mr. Richmond is to receive an annual bonus not to exceed $25,000 per year and options to purchase a total of 100,000 shares of common stock; such options vesting equally over a four year period.
(4)	This represents Mr. Richmond’s pro-rated salary of $175,000 per his employment agreement.
(5)	Mr. Dunne retired from all executive positions on June 7, 2006 and retired as Chairman of the Board of Directors on June 16, 2006. On June 16, 2006, the “Company entered into a Separation Agreement (the “Agreement”) with Thomas P. Dunne providing for Mr. Dunne to resign as Chairman of the Board of Directors and as a member of the Company’s Board of Directors. Simultaneous with the resignation, the Company entered into a 23 month consulting arrangement whereby Mr. Dunne will provide certain advisory services to the Company’s Board of Directors and management team during the transition. Under the terms of the agreement, Mr. Dunne shall receive approximately $575,000 (23 months at his former base salary of $300,000 per annum). In addition, the Company will continue to provide health and dental coverage for Mr. Dunne and his family, a leased car for his use and the transfer of a Company automobile in exchange for forgiveness of certain accounts payable that the Company owes to Mr. Dunne or his family. The agreement expires May 16, 2008, subject to certain termination and non-compete provisions.
(6)	This represents Mr. Dunne’s pro-rated salary of $300,000 for fiscal year 2006 up to his date of resignation.
(7)	Mr. Hajost resigned as the Company’s President and Chief Operating Officer on June 5, 2006.
(8)	This represents Mr. Hajost’s pro-rated salary of $200,000 for fiscal year 2006 up to his date of resignation. This amount does not include a one-time severance payment of $200,000 per his employment agreement.
Option Grants in Last Fiscal Year
The Company did not issue any stock options to its Executives in fiscal year 2006.
9

Fiscal Year-End Option Values
The following table sets forth certain information concerning the number of shares covered by both exercisable and unexercisable stock options as of October 31, 2006. Also reported are values of “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company’s Common Stock as of October 31, 2006.

	Number of Shares Subject to Unexercised Options at Fiscal Year-End		Value of In-the-Money Options at Fiscal Year End (1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Clifton W. Sink	—	—	—	—

Robert Richmond	—	—	—	—

Kevin M. Murphy	195,000	—	$0	—

(1)	Based on the closing price of the Company’s Common Stock of $0.66 per share on October 31, 2006.
Employment Agreements
The Company has an employment agreement with Clifton W. Sink. The agreement for Mr. Sink has a term of three years commencing June 2006 and automatically renews for additional one year terms unless terminated by either the Company or the employee. The agreement provides for an annual salary of $200,000 in fiscal year 2006 and shall increase to $237,500 for fiscal years 2007 to 2009. Mr. Sink is also entitled to an annual bonus of $20,833 for fiscal year 2006 and shall increase to $37,500 for the fiscal years 2007 to 2009.
The Company has an employment agreement with Robert Richmond. The agreement for Mr. Richmond has a term of one year commencing in September 2006 and automatically renews for additional one year terms unless terminated by either the Company or employee. The agreement provides for a $175,000 salary and a bonus at the discretion of the Company’s Board of Directors.
The Company has an employment agreement with Kevin M. Murphy. The agreement for Mr. Murphy has a term of three years commencing June 2004 and automatically renews for additional one year terms unless terminated by either the Company or the employee. The agreement provides for a $170,000 salary and a bonus at the discretion of the Company’s Board of Directors.
Incentive Stock Option Plan
Under the Company’s 1997 Stock Option Plan (the “1997 Option Plan”), options to purchase a maximum of 2,650,000 shares of common stock of SteelCloud, Inc. (subject to adjustments in the event of stock splits, stock dividends, recapitalizations and other capital adjustments) may be granted to employees, officers and directors of the Company and certain other persons who provide services to the Company. As of February 27, 2006 there were no options to purchase shares of common stock available for grant pursuant to the Option Plan.
Under the Company’s 2002 Stock Option Plan (the “2002 Option Plan”), options to purchase a maximum of 1,500,000 shares of common stock of SteelCloud, Inc. (subject to adjustments in the event of stock splits, stock dividends, recapitalizations and other capital adjustments) may be granted to employees, officers and directors of the Company and certain other persons who provide services to the Company. As of February 27, 2006 there were 748,671 options to purchase shares of common stock available for grant pursuant to the Option Plan.
10

Under the Company’s 2007 Stock Option Plan (the “2007 Option Plan”), if approved at the Annual Meeting of Shareholders, options to purchase a maximum of 1,500,000 shares of common stock of SteelCloud, Inc. (subject to adjustments in the event of stock splits, stock dividends, recapitalizations and other capital adjustments) may be granted to employees, officers and directors of the Company and certain other persons who provide services to the Company.
Employee Stock Purchase Plan
In August, 1998, the Board adopted an Employee Stock Purchase Plan (the “Purchase Plan”) whereby employees may purchase Company stock through a payroll deduction plan. The purchase price of the stock is 85% of the market price. All employees, including officers but not directors, are eligible to participate in this plan. None of the Named Officers participated in this plan during fiscal 2006. Executive officers whose stock ownership of the Company exceeds five percent of the outstanding common stock are not eligible to participate in this plan.
The Amendment to the Purchase Plan, which is being voted on at the Annual Meeting of Shareholders, would, if approved, increase the total number of shares reserved for issuance thereunder from 300,000 to 600,000.
Retirement Plans
The Company established a discretionary contribution plan effective May 1, 1999 (the “401(k) Plan”) for its employees who have completed one month of service with the Company. The 401(k) Plan is administered by Fidelity Investments and permits pre-tax contributions by participants pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), up to the maximum allowable contributions as determined by the Code. The Company may match participants’ contributions on a discretionary basis. In fiscal 2006, the Company contributed $.50 for each $1.00 contributed by the employee up to a maximum of 6% of the employee’s annual compensation.
Compensation Committee Interlocks and Insider Participation
In January 2005, the Board elected VADM Burkhalter, Jay Kaplowitz and Benjamin Krieger to serve on the Compensation Committee for fiscal 2006. All Compensation committee members are independent pursuant to Rule 4200 (a)(14) of the National Association of Securities Dealers, Inc.
11

Audit Committee Report
The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended October 31, 2006 with management and has received the written disclosures and the letter from Grant Thornton LLP, the Company's independent auditors, required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committee). The Audit Committee has also discussed with Grant Thornton the Company's audited financial statements for the fiscal year ended October 31, 2006, including among other things the quality of the Company's accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by management in its financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and the auditor's independence, as well as the other matters required by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants.
Based on these discussions with Grant Thornton and the results of the audit of the Company's financial statements, the Audit Committee members recommended unanimously to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2006. In January 2005, the Board elected VADM Burkhalter and James Bruno to serve on the Audit Committee for fiscal 2005, each of which the Board has determined are independent directors under the rules of the Nasdaq Stock Market and each of whom is able to read and understand fundamental financial statements. In March 2005, the Board elected Arthur L. Money to serve on the Audit Committee for fiscal 2005. On May 10, 2006, Mr. Money resigned as member of the Board of Directors and member of the Audit Committee. On May 19, 2006, Mr. Ben Krieger was appointed to the Audit Committee to replace Mr. Money. The Board has determined that Mr. Krieger is an independent director under the rules of the Nasdaq Stock Market and is able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee has past employment experience as a chief executive officer or other senior officer with financial oversight responsibilities, which results in the individual’s financial sophistication as set forth in the rules of the Nasdaq Stock Market. Respectfully submitted,
James Bruno VADM E.A. Burkhalter, Jr. Benjamin Krieger
Board Compensation Committee Report on Executive Compensation
The Company’s officer compensation policy is to offer a package that includes a competitive salary, an incentive bonus based upon achievement of the Company’s financial objectives and of individual performance goals, and competitive benefits. The Company also encourages broad-based employee ownership of Company stock through an employee stock purchase plan in which key employees, who own less than 5% of the outstanding stock, are eligible to participate. The Company’s compensation policy for officers is similar to that for other employees, and is designed to promote continued performance and attainment of corporate and personal goals.
The Compensation Committee of the Board of Directors reviews and approves individual officer salaries, bonus plan financial performance goals and bonus plan allocations. The Committee also reviews guidelines for compensation, bonus, and stock option grants for all employees. Officers of the Company are paid salaries in line with their responsibilities and experience. These salaries are structured to be within the range of salaries paid by competitors in the computer and other relevant industries.
12

Stock Performance Graph
The graph below provides an indicator of cumulative total return on the Company’s common stock as compared with the Russell 3000 Index and the Nasdaq Computer and Data Index during the period from the first fiscal quarter ending January 2002 through the end of fiscal 2006. The graph shows the value, at the end of each fiscal quarter, or $100 invested in the Company’s common stock or the indices in January 2002 and assumes reinvestment of all dividends. The graph depicts the change in the value of the Company’s common stock relative to the noted indices as of the end of each fiscal quarter and not for any interim period. Historical stock price performance is not necessarily indicative of future stock performance.
SteelCloud, Inc. Stock Performance Chart
	SteelCloud Closing Price*	SCLD	R3000 CP	Russell 3000 Index	NICP	Nasdaq Index

Jan-02	3.23	100.00	625.60	100.00	1004.31	100.00
Apr-02	2.87	88.85	604.13	96.57	794.33	79.09
Jul-02	1.90	58.82	508.12	81.22	621.10	61.84
Oct-02	1.04	32.20	490.95	78.48	622.07	61.94
Jan-03	1.04	32.20	476.91	76.23	609.76	60.71
Apr-03	1.26	39.01	510.33	81.57	676.33	67.34
Jul-03	3.04	94.12	558.52	89.28	800.54	79.71
Oct-03	4.49	139.01	596.28	95.31	904.69	90.08
Jan-04	3.83	118.58	642.61	102.72	954.23	95.01
Apr-04	3.15	97.52	627.71	100.34	848.87	84.52
Jul-04	2.08	64.40	622.33	99.48	848.58	84.49
Oct-04	2.02	62.54	642.15	102.65	878.53	87.48
Jan-05	2.79	86.38	674.54	107.82	925.35	92.14
Apr-05	2.43	75.23	660.02	105.50	863.74	86.00
Jul-05	2.38	73.68	715.02	114.29	965.45	96.13
Oct-05	2.12	65.63	698.14	111.60	950.87	94.68
Jan-06	1.74	53.87	746.77	119.37	1031.09	102.67
Apr-06	1.55	47.99	765.81	122.41	994.30	99.00
Jul-06	0.65	20.12	738.69	118.08	891.62	88.78
Oct-06	0.66	20.43	798.05	127.57	1040.17	103.57

Amount invested	100.00
* All figures are closing prices.
13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as February 26, 2007, with respect to the beneficial ownership of the common stock by each beneficial owner of more than 5% of the outstanding shares thereof, by each director, each nominee to become a director and each executive named in the Summary Compensation Table and by all executive officers, directors and nominees to become directors of the Company. As of the date hereof the Company had 14,262,176 shares of its common stock outstanding. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.
Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock Beneficially Owned
Kevin M. Murphy (2)	277,931	1.88%
VADM E.A. Burkhalter (3)	131,000	*
Benjamin Krieger (4)	125,000	*
James Bruno (5)	122,000	*
Jay M. Kaplowitz (6)	110,130	*
Robert Richmond	50,000	*
Clifton W. Sink	5,500	*
Ashok Kaveeshwar	0	*

All Executive Officers and Directors as a Group (8 persons)(2)-(6)	821,561	5.54%

* - persons less than 1%
(1)	The address of each of such individuals is c/o SteelCloud, Inc., 14040 Park Center Road, Herndon Virginia 20171.
(2)	Includes 225,000 shares of Common Stock underlying stock options granted pursuant to the 1997 and 2002 Stock Option Plan, all of which are currently exercisable.
(3)	Includes 95,000 shares of the Company's Common Stock underlying stock options granted pursuant to the 1997 and 2002 Stock Option Plan, all of which are currently exercisable and 6,000 shares owned by Mr. Burkhalter’s spouse of which he disclaims beneficial ownership.
(4)	Includes 70,000 shares of Common Stock underlying stock options granted pursuant to the 1997 and 2002 Stock Option Plan, all of which are currently exercisable.
(5)	Includes 85,000 shares of Common Stock underlying stock options granted pursuant to the 1997 and 2002 Stock Option Plan, all of which are currently exercisable.
(6)	Includes 80,000 shares of the Company's Common Stock underlying stock options granted pursuant to the 1997 and 2002 Stock Option Plan, all of which are currently exercisable.
14

Certain Relationships and Related Transactions
During the fiscal year ended October 31, 2006, the Company paid $60,000 to Gersten Savage LLP in connection with legal services. Mr. Kaplowitz, a member of SteelCloud, Inc.‘s Board of Directors, is a partner at Gersten Savage LLP.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership of the Company’s common stock with the Securities and Exchange Commission and Nasdaq. Based solely on a review of the copies of such reports and written representations from the reporting persons that no other reports were required, the Company believes that during the fiscal year ended October 31, 2006, its executive officers, directors and greater than ten percent shareholders filed on a timely basis all reports due under Section 16(a) of the Exchange Act.
15

ADOPTION OF THE COMPANY’S2007
STOCK OPTION PLAN
(Proposal 2)
The purpose of the 2007 Option Plan (the “2007 Option Plan”) is to grant officers, directors, employees and others who provide significant services to the Company a favorable opportunity to acquire Common Stock so that they have an incentive to contribute to its success and remain in its employ. Under the 2007 Option Plan, the Company is authorized to issue options for a total of 1,500,000 shares of Common Stock.
DESCRIPTION OF 2007 STOCK OPTION PLAN
All officers, directors and other employees of the Company and other persons who perform significant services for or on behalf of the Company are eligible to participate in the 2007 Option Plan. The Company currently has approximately 70 full-time employees.
The Company may grant under the 2007 Option Plan both incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and stock options that do not qualify for incentive treatment under the Code (“Nonstatutory Options”).
A copy of the 2007 Option Plan is attached hereto as Appendix A. The following summary of the 2007 Option Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2007 Option Plan.
ADMINISTRATION
The 2007 Option Plan shall be administered by the Board of Directors of the Company (the “Board”), if each member is a “disinterested person” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”), or a committee (the “Committee”) of two or more directors, each of whom is a disinterested person. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.
Subject to the provisions of the 2007 Option Plan, the Committee has the authority to construe and interpret the 2007 Option Plan, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the 2007 Option Plan and to make all other determinations necessary or advisable for its administration. Subject to the limitations of the 2007 Option Plan, the Committee also selects from among the eligible persons those individuals who will receive options, whether an optionee will receive Incentive Stock Options or Nonstatutory Options, or both, and the amount, price, restrictions and all other terms and provisions of such options (which need not be identical).
STOCK SUBJECT TO THE 2007 OPTION PLAN
Subject to adjustment as described below, the stock to be offered under the 2007 Option Plan are shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the 2007 Option Plan or any stock option agreement (“Stock Option Agreement”) entered into pursuant to the 2007 Option Plan. he cumulative aggregate number of shares of Common Stock to be issued under the 2007 Option Plan will not exceed 1,500,000, subject to adjustment as described below.
16

EXERCISE PRICE
The exercise price of each Incentive Stock Option granted under the 2007 Option Plan will be determined by the Committee, but will be not less than 100% of the “Fair Market Value” (as defined in the 2007 Option Plan) of Common Stock on the date of grant (or 110% of Fair Market Value in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The exercise price of each Nonstatutory Option will be determined by the Committee, but will not be less than 85% of the Fair Market Value of Common Stock on the date of grant. Whether an option granted under the 2007 Option Plan is intended to be an Incentive Stock Option or a Nonstatutory Stock Option will be determined by the Committee at the time the Committee acts to grant the option and set forth in the related Stock Option Agreement.
“Fair Market Value” for purposes of the 2007 Option Plan means: (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if Common Stock is then listed on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked price (in all other cases) for Common Stock on the day prior to such date as reported by Nasdaq or such successor quotation system; or (iii) if there is no listing or trading of Common Stock either on a national exchange or over-the-counter, that price determined in good faith by the Committee to be the fair value per share of Common Stock, based upon such evidence as it deems necessary or advisable. On February 26, 2007, the Fair Market Value was $1.11 per share based on the closing bid price of the Common Stock as reported on Nasdaq.
In the discretion of the Committee, at the time the option is exercised, the exercise price of any option granted under the 2007 Option Plan will be payable in full in cash, by check or by the optionee’s interest-bearing promissory note (subject to any limitations of applicable state corporations law) delivered at the time of exercise. In the discretion of the Committee and upon receipt of all regulatory approvals, an optionee may be permitted to deliver as payment in whole or in part of the exercise price certificates for Common Stock of the Company (valued for this purpose at its Fair Market Value on the day of exercise) or other property deemed appropriate by the Committee. So-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board also will be permitted in the discretion of the Committee. The Committee also has discretion to permit consecutive book entry stock-for-stock exercises of options.
Irrespective of the manner of payment of the exercise price of an option, the delivery of shares pursuant to the exercise will be conditioned upon payment by the optionee to the Company of amounts sufficient to enable the Company to pay all applicable federal, state and local withholding taxes.
EXERCISE PERIOD
The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option subject thereto expires 30 days following a Termination of Employment for any reason other than death or disability or six months following a Termination of Employment for disability or following an optionee’s death; provided, however, that in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.
17

EXERCISE OF OPTIONS
Each option granted under the 2007 Option Plan will become exercisable in a lump sum or in such installments, which need not be equal, as the Committee determines, provided, however, that each option will become exercisable as to at least 10% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted. If in any given installment period the holder of an option does not purchase all of the shares which the holder is entitled to purchase in that installment period, the holder’s right to purchase any shares not purchased in that period will continue until the expiration or sooner termination of such holder’s option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in the 2007 Option Plan as to the number of shares as to which Incentive Stock Options may first become exercisable in any year.
TRANSFERABILITY OF OPTIONS
An option granted under the 2007 Option Plan will be nontransferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code), and will be exercisable during the optionee’s lifetime only by the optionee or by his or her guardian or legal representative. More particularly, an option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process.
CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES; LEGENDS
In order to enforce any restrictions imposed upon Common Stock issued upon exercise of any option granted under the 2007 Option Plan or to which such Common Stock may be subject, the Committee may cause a legend or legends to be placed on any share certificates representing such Common Stock.
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; MERGER AND CONSOLIDATION
If the outstanding shares of Common Stock are changed into, or exchanged for cash or different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination stock reclassification or similar transaction, an appropriate adjustment will be made by the Committee in the number and kind of shares as to which options may be granted. In the event of such change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee will also make a corresponding adjustment in the number or kind of shares, and the exercise price per share allocated to unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).
In the event of a “spin-off” or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of Common Stock, the Committee will make such an adjustment to the exercise prices of options then outstanding under the 2007 Option Plan as it determines is appropriate and equitable to reflect such diminution.
18

In connection with the dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company, a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into another security, a sale of more than 50% of the Company’s assets, or a similar event that the Committee determines would materially alter the structure of the Company or its ownership, the Committee, upon 30 days prior written notice to the option holders, may do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (iv) cancel options upon payment to the option holders in cash, with respect to each option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the dissolution, liquidation, merger, reorganization, sale or other event) or the fair market value of the option.
No fractional shares of Common Stock will be issued on account of any of the foregoing adjustments.
AMENDMENT AND TERMINATION
The Board or the Committee may at any time suspend, amend or terminate the 2007 Option Plan and may, with the consent of an optionee, make such modifications of the terms and conditions of such optionee’s option as it deems advisable; provided, however, that without approval of the Company’s stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the number of securities which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. The amendment, suspension or termination of the 2007 Option Plan will not, however, without the consent of the optionee to be affected, alter or impair any rights or obligations under any option.
No option may be granted during any period of suspension nor after termination of the 2007 Option Plan.
PRIVILEGES OF STOCK OWNERSHIP; REPORTS TO OPTION HOLDERS
A participant in the 2007 Option Plan will not be entitled to the privilege of stock ownership as to any shares of Common Stock unless and until they are actually issued to the participant.
The Company will furnish to each optionee under the 2007 Option Plan the Company’s annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.
TERMINATION
Unless earlier terminated by the Board or the Committee, the 2007 Option Plan will terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board. The termination of the 2007 Option Plan will not affect the validity of any Stock Option Agreement outstanding at the date of such termination.
19

FEDERAL INCOME TAX TREATMENT
Under the Code, neither the grant nor the exercise of Incentive Stock Options is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the common stock acquired upon exercise of the Incentive Stock Option. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income.
Optionees who receive Nonstatutory Options will be subject to taxation upon exercise of such options on the spread between the Fair Market Value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. Nonstatutory Options do not give rise to a tax preference item subject to the alternative minimum tax.
Shareholder Vote Required
Approval of the Company’s 2007 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE
COMPANY’S 2007 STOCK OPTION PLAN.
20

APPROVAL OF AMENDMENT TO
EMPLOYEE STOCK PURCHASE PLAN
(PROPOSAL 3)
In August, 1998, the Board of Directors of the Company first adopted the Dunn Computer Corporation Employee Stock Purchase Plan (the “Stock Purchase Plan”). The Stock Purchase Plan provides a method whereby employees of the Company and its subsidiary corporations have the opportunity to acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company. The Stock Purchase Plan is subject to the approval of the shareholders.
The Board of Directors believes that it is in the best interests of the Company to amend the Stock Purchase Plan to increase the amount of shares that may be issued pursuant to such Plan to 600,000 and recommends that the shareholders approve the proposed plan. The affirmative vote of the majority of votes cast at the Annual Meeting will be required to approve the Stock Purchase Plan. As of the date of this Proxy Statement, 293,829 shares of common stock have been issued pursuant to the Stock Purchase Plan.
SUMMARY OF THE EMPLOYEE STOCK PURCHASE PLAN
The essential terms of the Stock Purchase Plan are summarized below but the discussion is qualified in its entirety by reference to the Stock Purchase Plan, the full text of which is attached as Appendix B.
GENERAL INFORMATION
The Stock Purchase Plan, which is intended to qualify under Section 423 of the Internal Revenue Code (the “Code”), permits eligible employees to purchase the Company’s common stock through payroll deductions at a price equal to 85% of the lower of the fair market value of the common stock on the first business day or on the last business day of each six-month offering period.
PURPOSE
The purpose of the Stock Purchase Plan is to promote the long-range success of the Company. The Stock Purchase Plan gives eligible employees of the Company and certain designated subsidiaries (each a “Designated Subsidiary”) an opportunity to purchase common stock of the Company through payroll deductions in order to provide them with a personal stake in the Company and to assist the Company in securing new employees and retaining the services of existing employees.
ADMINISTRATION
The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors. All questions of interpretation or application of the Stock Purchase Plan are determined by the Compensation Committee.
ELIGIBILITY AND PARTICIPATION
The Stock Purchase Plan provides that employees are eligible if they are employed by the Company or a Designated Subsidiary on the first day of a six-month offering period (and continue to be employed on the last day of such offering period). No person who owns stock and/or holds options (including under the Stock Purchase Plan) for in excess of 5% of the total combined voting power or value of all classes of stock of the Company is eligible to participate in the Stock Purchase Plan.
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SHARES SUBJECT TO THE STOCK PURCHASE PLAN
Up to a maximum of 300,000 additional shares of the Company’s common stock may be sold pursuant to options granted under the amendment to the Stock Purchase Plan. If any option granted under the Stock Purchase Plan terminates without having been exercised, the stock not purchased under the option shall again become available for the Stock Purchase Plan. The stock subject to the Stock Purchase Plan may be unissued shares, reacquired shares bought on the market or otherwise or shares purchased by a designated broker.
GRANTS OF OPTIONS AND PURCHASE PRICE
Prior to the beginning of each six-month offering period, the Company grants to eligible employees options to purchase shares of the Company’s common stock under the Stock Purchase Plan through an after-tax payroll deduction program. Offering periods commence on April 1st and October 1st of each year. The purchase price is 85% of the fair market value of the common stock on the first business day (the “Commencement Date”) or on the last business day (the “Exercise Date”) of the six-month offering period, whichever is less.
EXERCISE OF OPTIONS
Under the Stock Purchase Plan, an eligible employee’s option to purchase common stock will be exercised automatically on the Exercise Date unless the employee has notified the Company, in writing on such form as the Compensation Committee prescribes, that the employee wishes to withdraw his or her account prior to that date.
LIMITATION ON NUMBER OF SHARES AND TREATMENT OF DIVIDENDS
No eligible employee may purchase more than 2,500 shares of the common stock under the Stock Purchase Plan in any one six-month offering period. Additionally, the maximum number of shares that may be purchased by all employees during an offering period is 75,000, plus any carryover from a prior period. If the total number of shares for which options are exercised on any exercise date exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for distribution among eligible participants in a uniform and equitable manner, as determined by the Committee. Any cash in an employee’s payroll deduction account in excess of the amount needed to purchase the maximum number of shares available to him or her in an offering will be refunded following the offering period.
WITHDRAWAL AND TERMINATION
An employee’s participation in the Stock Purchase Plan will be terminated when he or she (i) voluntarily withdraws from the Stock Purchase Plan by giving written notice to the Human Resources Department, or (ii) terminates employment with the Company or a Designated Subsidiary for any reason. Upon such termination, all payroll deductions in a participant’s account which have not been used to purchase stock will be refunded without interest to the participant. In the event of the participant’s death, such refund will be made to his or her designated beneficiary, if any, or otherwise to the participant’s estate. A participant who voluntarily withdraws from the current offering period will be eligible to participate again in the next offering period, if such participant is otherwise eligible.
TRANSFER AND ASSIGNMENT
A participant may not assign, transfer, pledge or otherwise dispose of in any way any rights to purchase common stock under the Stock Purchase Plan, except by will or the laws of descent and distribution. Any such attempt may be treated by the Company as an election to withdraw from the Stock Purchase Plan.
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ADJUSTMENT UPON CHANGES IN CAPITALIZATION
If the outstanding shares of common stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company as a result of reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Compensation Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the maximum number and/or kind of shares which may be offered in the offerings may also be proportionately adjusted by the Compensation Committee. No adjustments shall be made for stock dividends. For this purpose, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.
Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the Compensation Committee may take such action as it deems appropriate and equitable, including any of the following: (i) refund of payroll deductions for such offering period; (ii) shortening of the offering period or (iii) entitling each option holder to receive at the next Exercise Date upon the exercise of such option, the cash, securities and/or property which a holder of a like number of shares of the common stock was entitled to receive in such transaction.
AMENDMENT AND TERMINATION OF THE STOCK PURCHASE PLAN
The Board of Directors of the Company may amend or terminate the Stock Purchase Plan at any time. Unless sooner terminated, the Stock Purchase Plan will continue in effect only so long as shares authorized by the shareholders remain available for issuance thereunder, but no later than August 4, 2008. No amendment may be made to the Stock Purchase Plan without approval of the shareholders of the Company if the amendment would (i) change the class of employees eligible to participate in the Stock Purchase Plan or (ii) except as provided under the section entitled “Adjustment Upon Changes in Capitalization,” increase the maximum number of shares available under the Stock Purchase Plan.
Upon termination, the Stock Purchase Plan permits the Company to refund payroll deductions or accelerate the grant and exercise date of options. Except as provided above, the termination or amendment of the Stock Purchase Plan will not adversely affect an employee’s rights under an outstanding option without his or her consent.
ERISA AND OTHER QUALIFICATIONS
The Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified as a pension or a profit-sharing plan under Section 401(a) of the Code.
CERTAIN FEDERAL INCOME TAX CONSEQUENCES
The following is a brief summary of certain of the federal income tax consequences to individuals acquiring stock under the Stock Purchase Plan. The following summary is based upon federal income tax laws in effect on February 28, 2007 and is not intended to be complete or describe any state or local tax consequences. Participants are encouraged to seek advice from their own tax counsel with respect to their own particular tax consequences.
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No income will be taxable to a participant until the shares purchased under the Stock Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the offering period and more than one (1) year from the date of transfer of the stock to the participant (the “Statutory Holding Periods”), then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain, currently taxed at a maximum federal rate of 20%. If the shares were sold after the Statutory Holding Period for less than the purchase price, any loss recognized would be a long term capital loss. If the shares are sold or otherwise disposed of before the expiration of the Statutory Holding Periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term if the stock was held for more than 12 months and short term if not. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the Statutory Holding Periods described above.
PLAN BENEFITS
Non-executive employees commenced participation in the Purchase Plan on August 15, 1998. Directors are not eligible to participate in the Plan. The initial six-month offering period under the plan ended on February 12, 1999 at which time the Company sold 16,549 shares of common stock to the participants at a price per share of $3.82. The closing bid price on such date for the common stock as reported on the Nasdaq National Market was $4.50. Accordingly, the value to the non-executive participants as a group of their participation in the Purchase Plan for the six-month period ended February 12, 1999 was approximately $74,470.50.
Shareholder Vote Required
Approval of the amendment to the Company’s 1998 Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO INCREASE THE AMOUNT OF SHARES RESERVED FOR ISSUANCE UNDER THE EMPLOYEE STOCK PURCHASE PLAN.
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RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP
AS INDEPENDENT REGISTERED ACCOUNTING FIRM
(Proposal 4)
Subject to ratification by the shareholders, the Board of Directors appointed Grant Thornton LLP as the independent registered accounting firm to audit the financial statements of the Company for the fiscal year ending October 31, 2007.
Fees Paid to the Independent Registered Accounting Firm
Audit Fees
The aggregate fees billed for the Company's fiscal years ended October 31, 2006 and October 31, 2005 for professional services rendered by the principal accountants for the audit of the Company's annual financial statements and review of financial statements included in Forms 10-Q for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years were approximately $226,000 and $153,000 respectively.
Audit-Related Fees
The aggregate fees billed for the Company’s fiscal years ended October 31, 2006 and October 31, 2005 for assurance and related services by the principal accountants that were reasonably related to the performance of the audit or review of the Company's financial statements which are not reported under the "Audit Fees" above were $0.
Tax Fees
The aggregate fees billed in each of the fiscal years ended October 31, 2006 and October 31, 2005 for professional services rendered by the principal accountants for tax compliance, tax advice, tax planning were approximately $42,000 and $36,000, respectively. The nature of the services comprising those fees were tax return preparation, filing of tax returns and assistance with state and local tax issues.
All Other Fees
The aggregate fees billed for the Company’s fiscal years ended October 31, 2006 and October 31, 2005 which are not reported under the "Audit Fees", Audit-Related Fees” or “Tax Fees” above were $0.
The Audit Committee is responsible for reviewing the terms of any proposed engagement of the independent auditor for non-audit services and for pre- approving all such engagements. In providing any pre-approval, the Audit Committee considers whether the services to be approved are consistent with the SEC's rules on auditor independence. All of the services described under the caption "Fees Paid to the Independent Registered Accounting Firm" were approved by the Audit Committee.
Fiscal 2006 was the fifth year that Grant Thornton LLP has audited the Company’s financial statements.
A representative of Grant Thornton LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, and will be available to respond to appropriate questions from shareholders.
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Shareholder Vote Required
The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the meeting will be required to ratify the Board of Director’s selection of Grant Thornton LLP.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY GRANT THORNTON, LLP AS THE COMPANY'S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE ENSUING YEAR.
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OTHER MATTERS
The Board of Directors knows of no other business to be acted upon at the Annual Meeting, or properly before the meeting, other than those matters referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their best judgment.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Clifton W. Sink President and Chief Executive Officer
February 28, 2007
Herndon, Virginia
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APPENDIX A
STEELCLOUD, INC.
2007 STOCK OPTION PLAN
As adopted ______, 2007
1. PURPOSE OF PLAN; ADMINISTRATION
1.1 Purpose.
The SteelCloud, Inc. 2007 Stock Option Plan (hereinafter, the “Plan”) is hereby established to grant to officers and other employees of SteelCloud, Inc. (the “Company”) or of its parents or subsidiaries (as defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”)), if any (individually and collectively, the Company”), and to non-employee directors, consultants and advisors and other persons who may perform significant services for or on behalf of the Company, a favorable opportunity to acquire common stock, $.001 par value (“Common Stock”), of the Company and, thereby, to create an incentive for such persons to remain in the employ of or provide services to the Company and to contribute to its success.
The Company may grant under the Plan both incentive stock options within the meaning of Section 422 of the Code (“Incentive Stock Options”) and stock options that do not qualify for treatment as Incentive Stock Options (“Nonstatutory Options”). Unless expressly provided to the contrary herein, all references herein to “options,” shall include both incentive Stock Options and Nonstatutory Options.
1.2 Administration.
The Plan shall be administered by the Board of Directors of the Company (the “Board”), if each member is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”), or a committee (the “Committee”) of two or more directors, each of whom is a Non-Employee Director. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board. Until such time that the Committee is properly appointed, the Board shall administer the Plan in accordance with the terms of this Section 1.2.
A majority of the members of the Committee shall constitute a quorum for the purposes of the Plan. Provided a quorum is present, the Committee may take action by affirmative vote or consent of a majority of its members present at a meeting. Meetings may be held telephonically as long as all members are able to hear one another, and a member of the Committee shall be deemed to be present for this purpose if he or she is in simultaneous communication by telephone with the other members who are able to hear one another. In lieu of action at a meeting, the Committee may act by written consent of a majority of its members.
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Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan and all Stock Option Agreements (as defined in Section 3.4) entered into pursuant hereto and to define the terms used therein, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper; and, provided, further, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. Subject to the express limitations of the Plan, the Committee shall designate the individuals from among the class of persons eligible to participate as provided in Section 1.3 who shall receive options, whether an optionee will receive Incentive Stock Options or Nonstatutory Options, or both, and the amount, price, restrictions and all other terms and provisions of such options (which need not be identical).
Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company’s officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.
1.3 Participation.
Officers and other employees of the Company, non-employee directors, consultants and advisors and other persons who may perform significant services on behalf of the Company shall be eligible for selection to participate in the Plan upon approval by the Committee; provided, however, that only “employees” (within the meaning of Section 3401(c) of the Code) of the Company shall be eligible for the grant of Incentive Stock Options. An individual who has been granted an option may, if otherwise eligible, be granted additional options if the Committee shall so determine. No person is eligible to participate in the Plan by matter of right; only those eligible persons who are selected by the Committee in its discretion shall participate in the Plan.
1.4 Stock Subject to the Plan.
Subject to adjustment as provided in Section 3.5, the stock to be offered under the Plan shall be shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the Plan or any Stock Option Agreement entered into pursuant hereto. The cumulative aggregate number of shares of Common Stock to be issued under the Plan shall not exceed 500,000, subject to adjustment as set forth in Section 3.5.
If any option granted hereunder shall expire or terminate for any reason without having been fully exercised, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For purposes of this Section 1.4, where the exercise price of options is paid by means of the grantee’s surrender of previously owned shares of Common Stock, only the net number of additional shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” for purposes of the Plan.
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2. STOCK OPTIONS
2.1 Exercise Price; Payment.
(a) The exercise price of each Incentive Stock Option granted under the Plan shall be determined by the Committee, but shall not be less than 100% of the “Fair Market Value” (as defined below) of Common Stock on the date of grant. If an Incentive Stock Option is granted to an employee who at the time such option is granted owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company, the option exercise price shall be at least 110% of the Fair Market Value of Common Stock on the date of grant. The exercise price of each Nonstatutory Option also shall be determined by the Committee, but shall not be less than 85% of the Fair Market Value of Common Stock on the date of grant. The status of each option granted under the Plan as either an Incentive Stock Option or a Nonstatutory Option shall be determined by the Committee at the time the Committee acts to grant the option, and shall be clearly identified as such in the Stock Option Agreement relating thereto.
“Fair Market Value” for purposes of the Plan shall mean: (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the day immediately preceding the date of grant, or, if shares were not traded on the day preceding such date of grant, then on the next preceding trading day during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if Common Stock is then listed on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked price (in all other cases) for Common Stock on the day prior to the date of grant as reported by Nasdaq or such successor quotation system; or (iii) if there is no listing or trading of Common Stock either on a national exchange or over-the-counter, that price determined in good faith by the Committee to be the fair value per share of Common Stock, based upon such evidence as it deems necessary or advisable.
(b) In the discretion of the Committee at the time the option is exercised, the exercise price of any option granted under the Plan shall be paid in full in cash, by check or by the optionee’s interest-bearing promissory note (subject to any limitations of applicable state corporations law) delivered at the time of exercise; provided, however, that subject to the timing requirements of Section 2.7, in the discretion of the Committee and upon receipt of all regulatory approvals, the person exercising the option may deliver as payment in whole or in part of such exercise price certificates for Common Stock of the Company (duly endorsed or with duly executed stock powers attached), which shall be valued at its Fair Market Value on the day of exercise of the option, or other property deemed appropriate by the Committee; and, provided further, that, subject to Section 422 of the Code, so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board shall be permitted in the discretion of the Committee. Without limiting the Committee’s discretion in this regard, consecutive book entry stock-for-stock exercises of options (or “pyramiding”) also are permitted in the Committee’s discretion.
Irrespective of the form of payment, the delivery of shares issuable upon the exercise of an option shall be conditioned upon payment by the optionee to the Company of amounts sufficient to enable the Company to pay all federal, state, and local withholding taxes resulting, in the Company’s judgment, from the exercise. In the discretion of the Committee, such payment to the Company may be effected through (i) the Company’s withholding from the number of shares of Common Stock that would otherwise be delivered to the optionee by the Company on exercise of the option a number of shares of Common Stock equal in value (as determined by the Fair Market Value of Common Stock on the date of exercise) to the aggregate withholding taxes, (ii) payment by the optionee to the Company of the aggregate withholding taxes in cash, (iii) withholding by the Company from other amounts contemporaneously owed by the Company to the optionee, or (iv) any combination of these three methods, as determined by the Committee in its discretion.
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2.2 Option Period.
(a) The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option subject thereto expires 30 days following a Termination of Employment (as defined in Section 3.2 hereof) for any reason other than death or disability, or six months following a Termination of Employment for disability or following an optionee’s death.
(b) Outside Date for Exercise. Notwithstanding any provision of this Section 2.2, in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.
2.3 Exercise of Options.
Each option granted under the Plan shall become exercisable and the total number of shares subject thereto shall be purchasable, in a lump sum or in such installments, which need not be equal, as the Committee shall determine; provided, however, that each option shall become exercisable in full no later than ten years after such option is granted, and each option shall become exercisable as to at least 10% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted; and provided, further, that if the holder of an option shall not in any given installment period purchase all of the shares which such holder is entitled to purchase in such installment period, such holder’s right to purchase any shares not purchased in such installment period shall continue until the expiration or sooner termination of such holder’s option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in Section 2.5. At any time and from time to time prior to the time when any exercisable option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such option or portion thereof may be exercised in whole or in part; provided, however, that the Committee may, by the terms of the option, require any partial exercise to be with respect to a specified minimum number of shares. No option or installment thereof shall be exercisable except with respect to whole shares. Fractional share interests shall be disregarded, except that they may be accumulated as provided above and except that if such a fractional share interest constitutes the total shares of Common Stock remaining available for purchase under an option at the time of exercise, the optionee shall be entitled to receive on exercise a certified or bank cashier’s check in an amount equal to the Fair Market Value of such fractional share of stock.
2.4 Transferability of Options.
Except as the Committee may determine as aforesaid, an option granted under the Plan shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code), and shall be exercisable during the optionee’s lifetime only by the optionee or by his or her guardian or legal representative. More particularly, but without limiting the generality of the immediately preceding sentence, an option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any option contrary to the provisions of the Plan and the applicable Stock Option Agreement, and any levy of any attachment or similar process upon an option, shall be null and void, and otherwise without effect, and the Committee may, in its sole discretion, upon the happening of any such event, terminate such option forthwith.
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2.5 Limitation on Exercise of Incentive Stock Options.
To the extent that the aggregate Fair Market Value (determined on the date of grant as provided in Section 2.1 above) of the Common Stock with respect to which Incentive Stock Options granted hereunder (together with all other Incentive Stock Option plans of the Company) are exercisable for the first time by an optionee in any calendar year under the Plan exceeds $100,000, such options granted hereunder shall be treated as Nonstatutory Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.
2.6 Disqualifying Dispositions of Incentive Stock Options.
If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the option holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition shall comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.
2.7 Certain Timing Requirements.
At the discretion of the Committee, shares of Common Stock issuable to the optionee upon exercise of an option may be used to satisfy the option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the optionee to use shares of Common Stock issuable to the optionee upon exercise of the option to pay all or part of the option price or the withholding taxes made at least six months prior to the payment of such option price or withholding taxes.
2.8 No Effect on Employment.
Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge any optionee at any time for any reason whatsoever, with or without cause.
For purposes of the Plan, “Parent Corporation” shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the Plan, “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
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3. OTHER PROVISIONS
3.1 Sick Leave and Leaves of Absence.
Unless otherwise provided in the Stock Option Agreement, and to the extent permitted by Section 422 of the Code, an optionee’s employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Company if the period of any such leave does not exceed a period approved by the Company, or, if longer, if the optionee’s right to reemployment by the Company is guaranteed either contractually or by statute. A Stock Option Agreement may contain such additional or different provisions with respect to leave of absence as the Committee may approve, either at the time of grant of an option or at a later time.
3.2 Termination of Employment.
For purposes of the Plan “Termination of Employment,” shall mean the time when the employee-employer relationship between the optionee and the Company, any Subsidiary or any Parent Corporation is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an optionee by the Company, any Subsidiary or any Parent Corporation, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company, a Subsidiary or any Parent Corporation with the former employee. Subject to Section 3.1, the Committee, in its absolute discretion, shall determine the affect of all matters and questions relating to Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that such leave of absence or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section.
3.3 Issuance of Stock Certificates.
Upon exercise of an option, the Company shall deliver to the person exercising such option a stock certificate evidencing the shares of Common Stock acquired upon exercise. Notwithstanding the foregoing, the Committee in its discretion may require the Company to retain possession of any certificate evidencing stock acquired upon exercise of an option which remains subject to repurchase under the provisions of the Stock Option Agreement or any other agreement signed by the optionee in order to facilitate such repurchase provisions.
3.4 Terms and Conditions of Options.
Each option granted under the Plan shall be evidenced by a written Stock Option Agreement (“Stock Option Agreement”) between the option holder and the Company providing that the option is subject to the terms and conditions of the Plan and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case.
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3.5 Adjustments Upon Changes in Capitalization; Merger and Consolidation.
If the outstanding shares of Common Stock are changed into, or exchanged for cash or a different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination, stock reclassification or similar transaction, an appropriate adjustment shall be made by the Committee in the number and kind of shares as to which options may be granted. In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make a corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).
In the event of a “spin-off” or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Common Stock, the Committee in its discretion shall make an appropriate and equitable adjustment to the exercise prices of options then outstanding under the Plan.
Where an adjustment under this Section 3.5 of the type described above is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(b)(3) of the Code.
In connection with the dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company, a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into a security of another entity, a sale of more than 50% of the Company’s assets, or a similar event that the Committee determines, in its discretion, would materially alter the structure of the Company or its ownership, the Committee, upon 30 days prior written notice to the option holders, may, in its discretion, do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices, or (iv) cancel options upon payment to the option holders in cash, with respect to each option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the dissolution, liquidation, merger, reorganization, sale or other event) or the fair market value of the option. In the case of a change in corporate control, the Committee may, in considering the advisability or the terms and conditions of any acceleration of the exercisability of any option pursuant to this Section 3.5, take into account the penalties that may result directly or indirectly from such acceleration to either the Company or the option holder, or both, under Section 280G of the Code, and may decide to limit such acceleration to the extent necessary to avoid or mitigate such penalties or their effects.
No fractional share of Common Stock shall be issued under the Plan on account of any adjustment under this Section 3.5.
3.6 Rights of Participants and Beneficiaries.
The Company shall pay all amounts payable hereunder only to the option holder or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any optionee or his or her beneficiaries, and rights to cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.
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3.7 Government Regulations.
The Plan, and the grant and exercise of options and the issuance and delivery of shares of Common Stock under options granted hereunder, shall be subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and federal margin requirements and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
3.8 Amendment and Termination.
The Board or the Committee may at any time suspend, amend or terminate the Plan and may, with the consent of the option holder, make such modifications of the terms and conditions of such option holder’s option as it shall deem advisable, provided, however, that, without approval of the Company’s stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the number of securities which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the option holder affected thereby, alter or impair any rights or obligations under any option theretofore granted under the Plan. No option way be granted during any period of suspension nor after termination of the Plan, and in no event may any option be granted under the Plan after the expiration of ten years from the date the Plan is adopted by the Board.
3.9 Time of Grant And Exercise of Option.
An option shall be deemed to be exercised when the Secretary of the Company receives written notice from an option holder of such exercise, payment of the exercise price determined pursuant to Section 2.1 of the Plan and set forth in the Stock Option Agreement, and all representations, indemnifications and documents reasonably requested by the Committee.
3.10 Privileges of Stock Ownership; Non-Distributive Intent; Reports to Option Holders.
A participant in the Plan shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to the optionee. Upon exercise of an option at a time when there is not in effect under the Securities Act of 1933, as amended, a Registration Statement relating to the Common Stock issuable upon exercise or payment therefor and available for delivery a Prospectus meeting the requirements of Section 10(a)(3) of said Act, the optionee shall represent and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof.
The Company shall furnish to each optionee under the Plan the Company’s annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.
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3.11 Legending Share Certificates.
In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an option granted under the Plan or to which such Common Stock may be subject, the Committee may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends shall make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by applicable laws or regulations. If any restriction with respect to which a legend was placed on any certificate ceases to apply to Common Stock represented by such certificate, the owner of the Common Stock represented by such certificate may require the Company to cause the issuance of a new certificate not bearing the legend.
Additionally, and not by way of limitation, the Committee may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the requirements of any stock exchange upon which Common Stock is then traded.
3.12 Use of Proceeds.
Proceeds realized pursuant to the exercise of options under the Plan shall constitute general funds of the Company.
3.13 Changes in Capital Structure; No Impediment to Corporate Transactions.
The existence of outstanding options under the Plan shall not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business, or any other corporate act, whether similar to the events described above or otherwise.
3.14 Effective Date of the Plan.
The Plan shall be effective as of the date of its approval by the stockholders of the Company within twelve months after the date of the Board’s initial adoption of the Plan. Options may be granted but not exercised prior to stockholder approval of the Plan. If any options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board of Directors, such options shall terminate retroactively as of the date they were granted.
3.15 Termination.
The Plan shall terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board or earlier as provided in Section 3.8. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.
3.16 No Effect on Other Plans.
The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Subsidiary or any Parent Corporation. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, any Subsidiary or any Parent Corporation or (ii) to grant or assume options or other rights otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.
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APPENDIX B
STEELCLOUD, INC.
AMENDED EMPLOYEE STOCK PURCHASE PLAN
WHEREAS, on May 3, 1999, SteelCloud, Inc. (the “Company”) shareholders approved the adoption of the Company’s Employee Stock Purchase Plan (the “Plan”); and
WHEREAS, the Board of Directors of the Company deem it advisable and in the best interests of the Company to amend the Plan to increase the number of shares of common stock that may be issued thereunder by 300,000.
WHEREAS, the Company has currently issued 293,829 shares of common stock under the Plan.
ARTICLE I
PURPOSE
1.01. PURPOSE. The STEELCLOUD AMENDED Employee Stock Purchase Plan is intended to provide a method whereby employees of STEELCLOUD, INC. (the "Company") and its subsidiary corporations will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under ss.423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.
ARTICLE II
DEFINITIONS
2.01 BASE PAY. "Base Pay" means regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.
2.02 BOARD. "Board of Directors" or "Board" means the Board of Directors of the Company.
2.03 COMMITTEE. "Committee" means the individuals described in Article XI.
2.04 COMMON STOCK. "Common Stock" means the common stock of the Company.
2.05 DESIGNATED SUBSIDIARY CORPORATION. "Designated Subsidiary Corporation" means a Subsidiary Corporation which is designated by the Company's Board of Directors to participate in the Plan.
2.06 EMPLOYEE. "Employee" means any person who is employed by the Company or a Designated Subsidiary Corporation.
2.07 SUBSIDIARY CORPORATION. "Subsidiary Corporation" means any present or future corporation which would be a "subsidiary corporation" of the Company as that term is defined in ss.424 of the Code.
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ARTICLE III
ELIGIBILITY AND PARTICIPATION
3.01 INITIAL ELIGIBILITY. All Employees are eligible to participate hereunder, commencing on any Offering Commencement Date.
3.02 COMMENCEMENT OF PARTICIPATION. An eligible Employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Human Resources Director of the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article III.
3.03 RESTRICTIONS ON PARTICIPATION. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:
(a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary Corporation. (For purposes of this paragraph, the rules of ss.424(d) of the Code shall apply in determining stock ownership of any Employee); or
(b) which permits his rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiary Corporations to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.
3.04 LEAVE OF ABSENCE. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.
ARTICLE IV
OFFERINGS
4.01 SEMI-ANNUAL OFFERING PERIODS.
(a) Offering Periods. The Plan will be implemented by Offerings in consecutive Offering Periods, each constituting a six month period. Such Offering Periods shall continue until the termination of the Plan in accordance with Section 12.05. The first such Offering Period shall be the six month period beginning on April 1, 2007, and ending on September 30, 2007. Subsequent Offering Periods will begin on April 1st and October 1st of each year.
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(b) Offering Commencement Date. The Offering Commencement Date is the first day of an Offering Period during which the NASDAQ system is open for trading.
(c) Offering Termination Date. The Offering Termination Date is the last day of an Offering Period during which the NASDAQ System is open for trading.
4.02 REVISED OFFERING PERIODS. In the discretion of the Committee, semi-annual Offering Periods may be divided into quarterly Offering Periods or combined into annual Offering Periods. The maximum number of shares available during an Offering Period under Section 10.01 shall be adjusted appropriately.
ARTICLE V
PAYROLL DEDUCTIONS
5.01 AMOUNT OF DEDUCTION. At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the Offering Period at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his base pay in effect at any such payday.
5.02 PARTICIPANT'S ACCOUNT. All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in ss.5.04.
5.03 CHANGES IN PAYROLL DEDUCTIONS. A participant may discontinue his participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his payroll deductions for that Offering. The payroll deduction form may provide that it shall continue from Offering Period to Offering Period unless changed by a participant before the beginning of a subsequent Offering Period.
5.04 LEAVE OF ABSENCE. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to ss.7.02, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during such leave of absence (provided the individual was eligible to Participate at the Offering Commencement Date), authorizing deductions to be made from payments by the Company or its Designated Subsidiary Corporations to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company and its Designated Subsidiary Corporations to such participant are insufficient to meet such participant's authorized Plan deductions.
ARTICLE VI
GRANTING OF OPTION
6.01 NUMBER OF OPTION SHARES. On the Offering Commencement Date of each Offering, a participating Employee shall be deemed to have been granted a qualified option to purchase on the Offering Termination Date of such Offering Period (at the Option Price in Section 6.02) the number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated during such Offering Period and retained in the participant's account as of the Offering Termination Date by the applicable Option Price.
6.02 OPTION PRICE. The Option Price of Common Stock purchased with payroll deductions made during an Offering Period for a participant therein shall be the lower of:
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(a) 85% of the closing price of the stock on the Offering Commencement Date, or (in the event the stock was not traded on such date) the nearest prior business day on which trading of the Company's Common Stock occurred, on the NASDAQ National Market System; or
(b) 85% of the closing price of the stock on the Offering Termination Date, or (in the event the stock was not traded on such date) the nearest prior business day on which trading of the Company's Common Stock occurred, on the NASDAQ National Market System. If the Company's Common Stock is not admitted to trading on the NASDAQ National Market System on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.
ARTICLE VII
EXERCISE OF OPTION
7.01 AUTOMATIC EXERCISE. Unless a participant gives written notice to the Company as hereinafter provided, his option for the purchase of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable Option Price, subject to the maximum stated in Section 10.01. Except as provided in Section 7.03, any excess in his account at that time will be refunded to him.
7.02 WITHDRAWAL OF ACCOUNT. By written notice to the Human Resources Director of the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all of the accumulated payroll deductions in his account at such time.
7.03 FRACTIONAL SHARES. Fractional shares will not be issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares will be carried over and applied to purchase shares in the succeeding Offering Period, if the Employee elects to participate in such Offering Period. If not, such excess payroll deductions will be promptly returned to the Employee.
7.04 TRANSFERABILITY OF OPTION. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.
7.05 DELIVERY OF STOCK. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option.
ARTICLE VIII
WITHDRAWAL
8.01 IN GENERAL. As indicated in ss.7.02, a participant may withdraw payroll deductions credited to his account under the Plan at any time prior to an Offering Termination Date by giving written notice to the Human Resources Director of the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an Employee on the security of his accumulated payroll deductions as an election, under ss.7.02, to withdraw such deductions.
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8.02 EFFECT ON SUBSEQUENT PARTICIPATION. A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.
8.03 TERMINATION OF EMPLOYMENT. Upon termination of the participant's employment for any reason, including retirement or death (but excluding continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or, in the case of his death, to the person or persons entitled thereto under ss.12.01.
ARTICLE IX
INTEREST
9.01 NO PAYMENT OF INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating Employee.
ARTICLE X
STOCK
10.01 SHARES SUBJECT TO PLAN. The stock subject to the Plan shall be shares of the Company's Common Stock, which may be (i) authorized but unissued shares, (ii) treasury shares and/or (iii) shares purchased on the open market by a broker designated by the Company. The maximum number of shares of Common Stock which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in ss.12.04, shall be 75,000 shares in each Offering plus in each Offering all unissued shares from prior Offerings, whether offered or not, not to exceed 600,000 shares for all Offerings. No participant may purchase more than 2,500 shares in any one Offering Period. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible.
10.02 PARTICIPANT'S INTEREST IN OPTION STOCK. The participant will have no interest in stock covered by his option until such option has been exercised.
10.03 ISSUANCE OF STOCK. Stock purchased under the Plan will be issued in the name of the participant, or, if the participant so directs by written notice to the Human Resources Director of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.
10.04 RESTRICTIONS ON EXERCISE. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:
(a) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or
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(b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.
ARTICLE XI
ADMINISTRATION
11.01 APPOINTMENT OF COMMITTEE. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of either (a) the full Board of Directors or (b) no fewer than two members of the Board of Directors.
11.02 AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.
11.03 RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
11.04 LIMITED LIABILITY; INDEMNIFICATION. To the maximum extent permitted by Virginia law, neither the Company, Board or Committee nor any of its members shall be liable for any action or determination made in good faith with respect to this Plan. In addition to such other rights of indemnification that they may have, the members of the Board and Committee shall be indemnified by the Company to the maximum extent permitted by Virginia law against any and all liabilities and expenses incurred in connection with their service in connection with the Plan in such capacity.
ARTICLE XII
MISCELLANEOUS
12.01 DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any Common Stock which has not been issued or cash which is in the participant's account at the time of the participant's death. Such designation of beneficiary may be changed by the participant at any time by written notice to the Human Resources Director of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.
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12.02 TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with ss.7.02.
12.03 USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.
12.04 ADJUSTMENT UPON CHANGES IN CAPITALIZATION.
(a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the maximum number and/or kind of shares which may be offered in the Offerings described in Articles IV and Section 10.01 hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.
(b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the Committee shall take such action as it deems appropriate and equitable, which action may include, without limitation, one of the following: (i) refund of payroll deductions for such Offering Period; (ii) shortening of the Offering Period or (iii) providing that the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. In the event the Plan is continued after such event, the Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this ss.12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.
12.05 AMENDMENT AND TERMINATION.
(a) Action by Board. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the shareholders of the Company (i) increase the maximum number of shares which may be issued under the Plan or under any Offering (except pursuant to ss.ss.4.02 and 12.04); or (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan. Upon termination of the Plan during an Offering Period, at the discretion of the Committee, cash balances in participants accounts may be refunded or the Offering Termination Date may be accelerated. No termination, modification, or amendment of the Plan may otherwise, without the consent of an Employee then having an option under the Plan to purchase stock, adversely affect the rights of such Employee under such option.
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(b) Automatic Termination. The Plan shall automatically terminate on the earlier of August 4, 2008, or the issuance of the maximum number of shares available under the Plan pursuant to Section 10.01.
12.06 TAX WITHHOLDING. At the time an option is exercised or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations.
12.07 DISQUALIFYING DISPOSITION. The Committee may require that a participant notify the Company of any disposition of shares of Common Stock purchased under the Plan within a period of two (2) years subsequent to the respective Offering Commencement Date or one (1) year from the Offering Termination Date.
12.08 EFFECTIVE DATE. The Amended Plan shall become effective as of ____________, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before May 8, 2007. If the Plan is not so approved, the Plan shall be discontinued, any options which had been issued shall be considered nonqualified options and any payroll deductions then held by the Company shall be refunded to the respective Employees.
12.09 NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.
12.10 EXCLUSION FROM RETIREMENT AND FRINGE BENEFIT COMPUTATION. No portion of the award of options under this Plan, or the proceeds from the sale of stock purchased under the Plan, shall be taken into account as "wages," "salary" or "compensation" for any purpose, whether in determining eligibility, benefits or otherwise, under (i) any pension, retirement, profit sharing or other qualified or non-qualified plan of deferred compensation, (ii) any employee welfare or fringe benefit plan including, but not limited to, group insurance, hospitalization, medical, and disability, or (iii) any form of extraordinary pay including, but not limited to, bonuses, sick pay and vacation pay.
12.11 EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.
12.12 EXPENSES. Expenses of administering the Plan shall be borne by the Company except that brokerage expenses incurred in connection with the purchase of shares shall be included as part of the cost of the shares to participating Employees.
12.13 GOVERNING LAW. The law of the Commonwealth of Virginia will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.
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SteelCloud, Inc.
Annual Meeting of Shareholders—May 8, 2007
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Clifton W. Sink, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of SteelCloud, Inc., to be held at the Company’s principal executive offices located at 14040 Park Center Road, Herndon, Virginia, on May 8, 2007 at 10:00 a.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated February 28, 2007 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.
This Proxy is solicited on behalf of SteelCloud, Inc.’s Board of Directors.
1.	To elect six (6) directors to serve for the following year and until their successors are duly elected and qualified.
VADM E.A. BURKHALTER, JR JAY KAPLOWITZ CLIFTON SINK	JAMES BRUNO BENJAMIN KRIEGER ASHOK KAVEESHWAR
☐ FOR ALL NOMINEES            ☐ WITHHELD FOR ALL NOMINEES
INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:

2.	To approve the adoption of the Company’s 2007 Stock Option Plan
☐ FOR            ☐ AGAINST            ☐ ABSTAIN
3.	To approve the amendment to the Company’s Employee Stock Purchase Plan and increase the total number of common stock shares reserved for issuance under the Program from 300,000 to 600,000.
☐ FOR            ☐ AGAINST            ☐ ABSTAIN
4.	To ratify the appointment of Grant Thornton LLP as the Company’s the independent registered accounting firm for the ensuing year.
☐ FOR            ☐ AGAINST            ☐ ABSTAIN
5.	In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.
(Continued and to be signed on the other side)

(Continued from other side)
Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.
Please mark, date, sign and mail your proxy promptly in the envelope provided.
Date: _________________, 2007
(Print name of Shareholder)
(Print name of Shareholder)
Signature
Signature
Number of Shares
Note:	Please sign exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.
PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.